As filed with the Securities and Exchange Commission on November 22, 2002



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): November 1, 2002



                            W. R. BERKLEY CORPORATION
                            -------------------------
             (Exact name of registrant as specified in its charter)


   Delaware                          0-7849                     22-1867895
   --------                          ------                     ----------
(State or other                 (Commission File               (IRS Employer
jurisdiction of                      Number)                 Identification No.)
incorporation)


                  475 Steamboat Road, Greenwich, CT       06830
               ---------------------------------------- ----------
               (Address of principal executive offices) (Zip Code)



       Registrant's telephone number, including area code: (203) 629-3000
                                                           --------------



                                 Not Applicable
          (Former name or former address, if changed since last report)

Item 5. Other Events

     Reference is made to the press release of W. R. Berkley Corporation (the "Company") relating to the announcement of the closing of the public offering of 4,715,000 shares of the Company's common stock, from which the Company received net proceeds of $167 million. The press release was issued on November 22, 2002. A copy of the press release is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

     Effective November 1, 2002, the Company's transfer agent and registrar for its common stock and associated preferred stock purchase rights is Wells Fargo Bank Minnesota, N.A.

Item 7. Financial Statements and Exhibits

     (a) Financial statements of businesses acquired:

          None.

     (b) Pro forma financial information:

          None.

     (c) Exhibits:

          99.1 Press Release dated November 22, 2002

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        W. R. BERKLEY CORPORATION

                                        By  /s/  Eugene G. Ballard
                                            ------------------------------
                                           Name:  Eugene G. Ballard
                                           Title: Senior Vice President,
                                                  Chief Financial Officer and
                                                  Treasurer


Date: November 22, 2002

                                  EXHIBIT INDEX


Exhibit:
--------

99.1           Press Release dated November 22, 2002